Exhibit 10.3

                                    Form of
                              Non-Employee Director
                          Annual Stock Option Agreement


AGREEMENT,  made as of this [       ] by and between The Pepsi  Bottling  Group,
Inc., a Delaware corporation ("PBG"), having its principal office at One Pepsi Way, Somers, New York and __________________ ("you" or the "Optionee").


                                   WITNESSETH


WHEREAS, pursuant to The PBG Directors' Stock Plan (the "Plan"), the Optionee has been granted the Options described herein on the terms and conditions set forth herein:

NOW, THEREFORE, it is mutually agreed as follows:

     1. Grant. In consideration of your remaining as a Director of PBG, PBG hereby grants to you, on the terms and subject to the conditions set forth
herein, the right and option to purchase an aggregate of [       ] shares of PBG
Common Stock,  par value $.01 per share,  at a price per share of [       ] (the
"Option  Exercise  Price"),  which was the Fair Market  Value (as defined in the
Plan) of PBG Common Stock on [       ] (the "Grant Date").


     2. Exercise Dates and Term. Subject to the terms and conditions set forth herein, your Options shall vest immediately and become exercisable on the Grant Date. Your Options shall terminate and no shares may be purchased in respect thereof after the day preceding the tenth anniversary of the Grant Date.


     3. Exercising Options. Subject to the terms and conditions set forth herein, all or a portion of your Options may be exercised pursuant to procedures that the Board of Directors shall establish from time to time, including, without limitation, procedures regarding the frequency of exercise and the minimum number of Options which may be exercised at any time. You may exercise your Options by giving an exercise notice to PBG in the manner specified from time to time by the Board of Directors. Your Options may be exercised by using either the standard exercise procedure or the cashless exercise procedure. These procedures are described in the Prospectus related to the Plan. From time to time, the Board of Directors may change or adopt additional procedures relating to your Option exercises.


     4. Effect of Death and Disability. No Option may be exercised after you cease to be a director of PBG, except that:

          (a) if such cessation occurs by reason of your death, the Options then held by you will pass by your will (or if you die without a will, by the laws of descent and distribution), and may be exercised by your personal representative, or by whomever inherits your Options, at any time, through and including the day preceding the tenth anniversary of the Grant Date. Thereafter, the Options shall terminate and no shares may be purchased in respect thereof; and

          (b) if such cessation occurs by reason of your Disability (as defined below), the Options then held by you may be exercised by you until the expiration of such Options in accordance with the terms hereof. If, at any time, you suffer a Disability or are otherwise incapable of exercising your Options before the expiration thereof, the Board of Directors may take any steps they deem appropriate to prevent such Options from lapsing prior to being exercised. You have a "Disability" if you are totally and permanently disabled as determined using the standards PBG applies under its the long term disability program.


     5. Misconduct. Notwithstanding anything to the contrary herein, if you commit "Misconduct," you shall forfeit all rights to any unexercised Options. Misconduct occurs if a majority of the Board of Directors of PBG determines that you have: (a) engaged in any act which is considered to be contrary to PBG's best interests, including, but not limited to, recruiting or hiring away employees of PBG; (b) violated PBG's Code of Conduct or engaged in any other activity which constitutes gross misconduct; (c) engaged in unlawful trading in the securities of PBG or of any other company based on information gained as a result of your service as a Director of PBG; or (d) disclosed to an unauthorized person or misused confidential information or trade secrets of PBG.


     6. Nontransferability. The Options are personal to you and, except as provided in Section 4(b), during your lifetime, may be exercised only by you. You may not transfer or assign your Options, other than by will or the laws of descent and distribution.


     7. Registration, Listing and Qualifications of Shares. The Options shall be subject to the requirement that if, at any time, the Board of Directors shall determine that the registration, listing or qualification of shares covered hereby upon any securities exchange or under any foreign, federal, state or local law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of the Options or the purchase of shares hereunder, the Options may not be exercised unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Board of Directors. The Board of Directors may require that you make such representations and agreements and furnish such information as the Board of Directors deem appropriate to assure compliance with or exemption from the foregoing or any other applicable legal requirement, and may cause the certificate or certificates issued

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


upon exercise of the Options to bear a legend indicating the existence of any restriction resulting from such representations and agreements.


     8. Adjustment for Change in Capital Stock. In the event of any change in the outstanding shares of PBG Common Stock by reason of any stock split, stock dividend, recapitalization, merger, consolidation, combination , spinoff, or exchange of shares or similar corporate change, the Board of Directors may make such equitable adjustments to the number and type of shares which you may purchase pursuant to the Options and the Option Exercise Price as the Board of Directors deem necessary or appropriate.


     9. Amendment. The Board of Directors may amend the terms and conditions of this Agreement at any time and without your consent; provided, however, that (a) no such amendment shall be adverse to you, (b) no such amendment shall extend the period during which you may exercise the Options and (c) the amendment is permitted under the Plan.


     10. No Rights. The Options do not confer on you any right to continue as a Director of PBG or interfere in any way with the right of PBG to determine the terms of your directorship. You shall have no rights as a holder to PBG Common Stock with respect to the Options granted hereunder unless and until certificates for shares of PBG Common Stock are issued to you in respect of your exercise of such Options.


     11. Binding Effect.

     (a) This Agreement shall be binding upon and inure to the benefit of any assignee or successor in interest to PBG, whether by merger, consolidation, restructuring or the sale of all or substantially all of PBG's assets. PBG will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of PBG to expressly assume and agree to perform this Agreement in the same manner and to the same extent that PBG should be required to perform if no such succession had taken plan.

     (b) This Agreement shall be binding and inure to the benefit of you or your legal representative or any person to whom the Options may be transferred by will or the applicable laws of descent and distribution.


     12. Receipt of Prospectus. You hereby acknowledge that you have received a copy of the Prospectus relating to the Plan.

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


     13. Plan Controls. The Options and the terms and conditions set forth herein are subject in all respects to the terms and conditions of the Plan and any policies or regulations which govern administration of the Plan, which shall be controlling. All interpretations or determinations of the Board of Directors shall be final, binding and conclusive upon you and your legal representatives on any question arising hereunder or under the Plan or other policies or regulations which govern administration of the Plan.


     14. Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware.


     Please indicate your understanding and acceptance of the foregoing by signing and returning a copy of this Agreement.


                                            The Pepsi Bottling Group, Inc.



                                            BY: ________________________________



ATTEST:


______________________________



I confirm my understanding of the foregoing and accept the Options described above subject to the terms and conditions described herein.



______________________________
Optionee



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PLEASE RETURN AN ORIGINALLY  SIGNED  AGREEMENT TO PBG'S  EXECUTIVE  COMPENSATION
GROUP IN THE ENCLOSED ENVELOPE BY [        ].
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